BUSINESS COMBINATION	6 Months Ended
Sep. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION

NOTE 9 - BUSINESS COMBINATION

On May 13, 2024, the Company and certain shareholders of Orocidin A/S, a Danish stock corporation entered into a Stock Purchase and Sale Agreement (“Business Combination”), under which the Company issued 3,800,000 restricted shares of its common stock to the Sellers. The shares were valued at $5.00, the closing stock price on the date of acquisition.

The Company accounted for the transaction as a business combination under ASC 805 and as a result, allocated the fair value of identifiable assets acquired and liabilities assumed as of the acquisition date as outlined in the table below. The excess of the purchase price over the estimated fair values of the underlying identifiable assets acquired, liabilities assumed was allocated to goodwill.

The allocation of the purchase price and the estimated fair values of the assets acquired, liabilities assumed, and noncontrolling interest are shown below:

Consideration
Consideration issued	$18,050,000
Identified assets and liabilities
Cash	134,572
Intangible assets	223,316
Other receivables	29,906
Accounts payable and accruals	(29,779)
Total identified assets, liabilities, and noncontrolling interest	358,015
Non-controlling interest	950,000
Excess purchase price allocated to goodwill	$18,641,985

From the closing date of the Business Combination through September 30, 2024, Orocidin A/S has incurred $40,693 in net losses.